                                              OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA
                                                Supplement dated August 24, 2007 to the
                                                    Prospectus dated April 30, 2007

This supplement amends the Prospectus of Oppenheimer Main Street Small Cap Fund/VA (the "Fund") dated April 30, 2007. The Prospectus is revised as follows:

1. The section titled "What Does the Fund Mainly Invest In?" on page 2 of the Prospectus is deleted in its entirety and replaced with the following:

     What Does The Fund Mainly Invest In?  The Fund invests mainly in common stocks of small-capitalization ("small-cap") U.S.
     companies that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of small-cap companies.

            The Fund considers small-cap issuers to be those companies with market capitalizations that are less than or equal to the largest company in either the Russell 2000(R)index (the "Russell 2000") or the S&P SmallCap 600 index (the "S&P
     600"). As of July 31, 2007, the capitalization of the largest company in the Russell 2000 or the S&P 600 index was $4.84 billion. That capitalization limit may change due to market activity affecting the issuers in those indices or changes in the composition of those indices. The Fund measures a company's capitalization at the time the Fund buys a security and it is not required to sell a security if the issuer's capitalization increases beyond the Fund's current small-cap limit. The
     Fund's investment program is more fully explained in "About the Fund's Investments," below.

2. The fourth bullet point in the section titled "How Do the Portfolio Managers Decide What Securities to Buy or Sell?" on page 3 of the Prospectus is deleted in its entirety and replaced with the following:

      o Companies having a market capitalization less than or equal to the largest company in either the Russell 2000 or the S&P 600 index.

3. The second paragraph of the section titled "Small-Cap Stocks" on page 6 is deleted in its entirety and replaced with the following:

            The Manager considers small-cap issuers to be those companies with market capitalizations that are less than or equal to the largest company in either the Russell 2000 or the S&P 600 index. As of July 31, 2007, the capitalization of the largest company in the Russell 2000 or the S&P 600 index was $4.84 billion. That capitalization limit may change due to market activity affecting the issuers in those indices or changes in the composition of those indices.

August 24, 2007                                                                                     PS0297.002